Note 5 - Property, Plant and Equipment	12 Months Ended
Mar. 31, 2022
Notes to Financial Statements
Property, Plant and Equipment Disclosure [Text Block]

5.   PROPERTY, PLANT AND EQUIPMENT

On May 25, 2021, the Company announced plans for a new facility in Sinton, Texas that will be part of the coil product segment. The new facility is on the campus of Steel Dynamics, Inc.'s ("SDI") new flat roll steel mill in Sinton, Texas. The Company's new location consists of an approximately 70,000 square foot building located on approximately 26.5 acres leased from SDI under a 99-year agreement with an annual rental payment of $1. The Company contracted Red Bud Industries to build a stretcher leveler cut-to-length line for the facility that is capable of handling material up to 1” thick, widths up to 96” and yields exceeding 100,000 psi. The Company expects the equipment commissioning to occur during August 2022 and September 2022 and then expects expanded production levels beginning in October 2022. The total cost of the project is estimated to be $21 million. At March 31, 2022, the Company's construction in process related to the Sinton project was $15,925,306 consisting of $7,843,782 in cash payments and $8,081,524 of accrued capital expenditures.

During the twelve months ended March 31, 2022, the Company wrote off fully depreciated fixed assets that were no longer in use with an original cost and accumulated depreciation of approximately $2,060,226. During the twelve months ended March 31, 2022, the Company disposed of equipment that was removed from its Decatur facility and received $160,542 in proceeds from the disposal of the equipment which had an original cost of $3,604,209 and accumulated depreciation of $3,447,465.

Depreciation Expense was $1,320,434 and $1,012,917 for fiscal 2022 and fiscal 2021, respectively.